Exhibit 99.1

Contact Information:

Investors:	Media:
Corey Kinger (212) 601-7569 corey.kinger@weightwatchers.com	Sara Bosco (347) 421-0389 sara.n.bosco@weightwatchers.com

WEIGHT WATCHERS ANNOUNCES STRONG SECOND QUARTER 2018 RESULTS

Raises Full Year 2018 Earnings Guidance

•	End of Period Subscribers in Q2 2018 up 28% year-over-year to 4.5 million

•	Total Paid Weeks in Q2 2018 up 27% year-over-year

•	Revenues in Q2 2018 of $410 million, up 20%, or 18% on a constant currency basis, year-over-year

•	Gross margin percentage of 59.7% in Q2 2018, up from 55.3% in the prior year period

•	Operating Income in Q2 2018 of $128 million, up 33%, or 30% on a constant currency basis, year-over-year

•	EPS in Q2 2018 of $1.01, up from $0.67 in the prior year period

•	Raised FY 2018 earnings guidance to an EPS range of $3.10 to $3.25

NEW YORK, N.Y., August 6, 2018 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the second quarter of fiscal 2018 and raised its full year fiscal 2018 earnings guidance.

“Our WW FreestyleTM program is resonating globally, driving continued strong performance in all of our major markets. We ended the second quarter with 4.5 million subscribers – an increase of 1 million compared to a year ago – as our momentum continued during our first global, summer marketing campaign,” said Mindy Grossman, the Company’s President and CEO. “We have embarked on an exciting journey – from being the global leader in weight management to becoming the world’s partner in wellness. We are looking forward to the upcoming launch of our first-ever member rewards and loyalty program and to presenting our brand in a new, modernized and culturally-relevant way. We expect that these moves will appeal to both new and existing members who are looking for a partner and a community to inspire their wellness journey.”

“We delivered strong revenue growth and continued margin expansion in the second quarter of 2018, building upon the impressive results we saw earlier in the year,” said Nick Hotchkin, the Company’s CFO. “With continued momentum expected in the second half of the year, we have raised our earnings guidance for 2018.”

Q2 2018 Consolidated Results

	Three Months Ended			% Change Adjusted for Constant Currency(1)
(in millions except percentages and per share amounts)	June 30, 2018	July 1, 2017	% Change
Service Revenues, net	$343.7	$283.0	21.5%	19.2%
Product Sales and Other, net	66.0	58.7	12.5%	10.0%

Revenues, net	$409.7	$341.7	19.9%	17.6%
Operating Income	$127.7	$96.2	32.7%	29.7%
Net Income*	$70.7	$45.2	56.6%	52.1%
EPS	$1.01	$0.67	51.2%	46.9%
Total Paid Weeks	61.2	48.1	27.3%	N/A
Meeting(2) Paid Weeks	22.4	20.3	10.3%	N/A
Online(3) Paid Weeks	38.8	27.7	39.8%	N/A
End of Period Subscribers(4)	4.5	3.5	27.6%	N/A
Meeting Subscribers	1.6	1.4	11.1%	N/A
Online Subscribers	2.9	2.1	38.8%	N/A

Note: Totals may not sum due to rounding.

(1)   See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

(2)   “Meetings” refers to providing access to combined meetings and digital offerings to the Company’s commitment plan subscribers (including Total Access subscribers), as well as access to meetings to the Company’s “pay-as-you-go” members and other meetings members.

(3)   “Online” refers to Weight Watchers Online, Weight Watchers OnlinePlus, Personal Coaching and other digital subscription products.

(4)   “Subscribers” refers to meetings members and Online subscribers who participate in recurring billing programs.

*   Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Q2 2018 Business and Financial Highlights

•

End of Period Subscribers in Q2 2018 were up 27.6% versus the prior year period, driven by growth in all major geographic markets. Q2 2018 End of Period Meeting Subscribers were up 11.1% and End of Period Online Subscribers were up 38.8% versus the prior year period.

•

Total Paid Weeks in Q2 2018 were up 27.3% versus the prior year period, driven by growth in all major geographic markets. Q2 2018 Meeting Paid Weeks increased 10.3% and Online Paid Weeks increased 39.8% versus the prior year period.

•	Revenues in Q2 2018 were $409.7 million. On a constant currency basis, Q2 2018 revenues increased 17.6% versus the prior year period.

¡

Service Revenues in Q2 2018 were $343.7 million. On a constant currency basis, these revenues increased 19.2% versus the prior year period. This increase was driven by growth in all major geographic markets.

¡	Product Sales and Other in Q2 2018 were $66.0 million. On a constant currency basis, these revenues increased 10.0% versus the prior year period.

•

Operating Income in Q2 2018 was $127.7 million. On a constant currency basis, operating income increased 29.7% versus the prior year period. This increase in operating income was primarily driven by operating leverage on higher revenues in the quarter versus the prior year period.

•	Tax Rate in Q2 2018 was 21.9% as compared to 36.5% in the prior year period.

•	Net Income in Q2 2018 was $70.7 million compared to $45.2 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q2 2018 was $1.01 compared to $0.67 in the prior year period.

¡	Certain items affect year-over-year comparability.

◾	Q2 2017 results included a gain on early extinguishment of debt of $1.6 million (or $0.01 per fully diluted share) for the Company’s previously disclosed debt prepayment in the quarter.

Other Items

•	Cash balance as of June 30, 2018 was $167.8 million. On that same date, the Company had no outstanding borrowings under its $150 million revolving credit facility.

Full Year Fiscal 2018 Earnings Guidance

The Company is raising its full year fiscal 2018 earnings guidance to between $3.10 and $3.25 per fully diluted share. Prior earnings guidance was between $3.00 and $3.20 per fully diluted share. This guidance increase reflects the operating strength of the Company’s business and expected continued global momentum through the year.

Second Quarter 2018 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Mindy Grossman, President and Chief Executive Officer, and Nicholas Hotchkin, Chief Financial Officer, will discuss the second quarter of fiscal 2018 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. The Company presents in the attachments to this release the non-GAAP financial measure earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”). In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers is a global wellness company and the world’s leading commercial weight management program. We inspire millions of people to adopt healthy habits for real life. Through our engaging digital experience and face-to-face group meetings, members follow our livable and sustainable program that encompasses healthy eating, physical activity and positive mindset. With more than five decades of experience in building communities and our deep expertise in behavioral science, we aim to deliver wellness for all. To learn more about the Weight Watchers approach to healthy living, please visit www.weightwatchers.com. For more information about our global business, visit our corporate website at www.weightwatchersinternational.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, revenue and earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers and other partners; the impact of the Company’s substantial amount of debt and its debt service obligations and debt covenants; the inability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of security breaches or privacy concerns; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political and social risks and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., the largest holder of the Company’s common stock and a shareholder with significant influence over the Company, will conflict with the Company’s interests or the interests of other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	June 30, 2018	December 30, 2017
ASSETS
Cash and cash equivalents	$167.8	$83.1
Other current assets	123.7	125.9

TOTAL CURRENT ASSETS	291.5	209.0
Property and equipment, net	48.1	48.0
Goodwill, franchise rights and other intangible assets, net	957.6	956.9
Other assets	39.4	32.1

TOTAL ASSETS	$1,336.6	$1,246.0

LIABILITIES AND TOTAL DEFICIT
Portion of long-term debt due within one year	$118.5	$82.8
Other current liabilities	261.1	260.2

TOTAL CURRENT LIABILITIES	379.6	343.0
Long-term debt	1,644.5	1,740.6
Deferred income taxes, other	235.5	173.9

TOTAL LIABILITIES	$2,259.6	$2,257.5

Redeemable noncontrolling interest	4.0	4.5
Shareholders’ deficit	(927.0)	(1,016.0)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,336.6	$1,246.0

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	June 30, 2018	July 1, 2017
Service revenues, net (1)	$343.7	$283.0
Product sales and other, net (2)	66.0	58.7

Revenues, net	409.7	341.7

Cost of services (3)	128.2	120.3
Cost of product sales and other (4)	36.8	32.3

Cost of revenues	165.0	152.7

Gross profit	244.8	189.0
Marketing expenses	55.4	42.0
Selling, general and administrative expenses	61.7	50.8

Operating income	127.7	96.2
Interest expense	35.9	27.1
Other expense (income), net	1.3	(0.5)
Gain on early extinguishment of debt	—	(1.6)

Income before income taxes	90.5	71.2
Provision for income taxes	19.8	26.0

Net income	70.7	45.2
Net loss attributable to the noncontrolling interest	0.0	0.0

Net income attributable to Weight Watchers International, Inc.	$70.7	$45.2

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$1.07	$0.70

Diluted	$1.01	$0.67

Weighted average common shares outstanding:
Basic	66.4	64.3

Diluted	70.2	67.7

Note: Totals may not sum due to rounding.

(1)

Consists of net “Meeting Fees” and net “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.

(2)

Consists of sales of products to members in meetings and online, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and commissions.

(3)	Consists of meeting operating expense and online cost of revenues excluding online advertising costs.
(4)	Consists of meetings cost of product, online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Six Months Ended
	June 30, 2018	July 1, 2017
Service revenues, net (1)	$672.4	$544.5
Product sales and other, net (2)	145.6	126.3

Revenues, net	818.0	670.7

Cost of services (3)	267.9	245.2
Cost of product sales and other (4)	84.2	72.4

Cost of revenues	352.2	317.6

Gross profit	465.8	353.1
Marketing expenses	154.3	128.4
Selling, general and administrative expenses	121.7	98.3

Operating income	189.8	126.4
Interest expense	71.7	55.2
Other expense, net	1.1	0.2
Gain on early extinguishment of debt	—	(1.6)

Income before income taxes	116.9	72.6
Provision for income taxes	7.2	16.9

Net income	109.7	55.7
Net loss attributable to the noncontrolling interest	0.1	0.1

Net income attributable to Weight Watchers International, Inc.	$109.8	$55.8

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$1.67	$0.87

Diluted	$1.57	$0.83

Weighted average common shares outstanding:
Basic	65.8	64.1

Diluted	69.9	67.3

Note: Totals may not sum due to rounding.

(1)

Consists of net “Meeting Fees” and net “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.

(2)

Consists of sales of products to members in meetings and online, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and commissions.

(3)	Consists of meeting operating expense and online cost of revenues excluding online advertising costs.
(4)	Consists of meetings cost of product, online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended
	June 30, 2018	July 1, 2017	Variance
Meeting Paid Weeks (1)
North America	15.4	13.9	10.7%
CE	3.5	3.0	14.9%
UK	2.9	2.7	7.8%
Other (2)	0.6	0.7	(8.8%)

Total Meeting Paid Weeks	22.4	20.3	10.3%
Online Paid Weeks (1)
North America	25.5	17.9	42.0%
CE	10.2	7.3	38.5%
UK	2.4	1.9	27.5%
Other (2)	0.7	0.6	28.3%

Total Online Paid Weeks	38.8	27.7	39.8%
Total Paid Weeks (1)
North America	40.9	31.9	28.3%
CE	13.6	10.4	31.7%
UK	5.3	4.6	15.9%
Other (2)	1.4	1.3	8.0%

Total Paid Weeks	61.2	48.1	27.3%
End of Period Meeting Subscribers (3)
North America	1.1	1.0	10.5%
CE	0.2	0.2	14.1%
UK	0.2	0.2	7.8%
Other (2)	0.0	0.0	27.4%

Total End of Period Meeting Subscribers	1.6	1.4	11.1%
End of Period Online Subscribers (3)
North America	1.9	1.4	41.6%
CE	0.8	0.6	36.3%
UK	0.2	0.1	24.8%
Other (2)	0.1	0.0	31.7%

Total End of Period Online Subscribers	2.9	2.1	38.8%
Total End of Period Subscribers (3)
North America	3.0	2.3	28.5%
CE	1.0	0.8	30.2%
UK	0.4	0.3	15.2%
Other (2)	0.1	0.1	29.7%

Total End of Period Subscribers	4.5	3.5	27.6%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Meeting Subscribers” is the total number of Weight Watchers commitment plan subscribers (including Total Access); (ii) “End of Period Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching subscribers; and (iii) “End of Period Subscribers” is the sum of End of Period Meeting Subscribers and End of Period Online Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Six Months Ended
	June 30, 2018	July 1, 2017	Variance
Meeting Paid Weeks (1)
North America	30.2	26.8	12.9%
CE	6.8	5.9	15.2%
UK	5.7	5.3	7.0%
Other (2)	1.3	1.4	(6.9%)

Total Meeting Paid Weeks	44.0	39.4	11.8%
Online Paid Weeks (1)
North America	48.0	34.3	40.0%
CE	19.5	13.9	40.3%
UK	4.6	3.6	28.6%
Other (2)	1.5	1.2	24.8%

Total Online Paid Weeks	73.5	52.9	39.0%
Total Paid Weeks (1)
North America	78.2	61.0	28.1%
CE	26.3	19.8	32.9%
UK	10.3	8.9	15.7%
Other (2)	2.7	2.6	7.5%

Total Paid Weeks	117.5	92.3	27.4%
End of Period Meeting Subscribers (3)
North America	1.1	1.0	10.5%
CE	0.2	0.2	14.1%
UK	0.2	0.2	7.8%
Other (2)	0.0	0.0	27.4%

Total End of Period Meeting Subscribers	1.6	1.4	11.1%
End of Period Online Subscribers (3)
North America	1.9	1.4	41.6%
CE	0.8	0.6	36.3%
UK	0.2	0.1	24.8%
Other (2)	0.1	0.0	31.7%

Total End of Period Online Subscribers	2.9	2.1	38.8%
Total End of Period Subscribers (3)
North America	3.0	2.3	28.5%
CE	1.0	0.8	30.2%
UK	0.4	0.3	15.2%
Other (2)	0.1	0.1	29.7%

Total End of Period Subscribers	4.5	3.5	27.6%

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks.

(2)	Represents Australia, New Zealand and emerging markets.
(3)

The “End of Period Subscribers” metric reports Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Meeting Subscribers” is the total number of Weight Watchers commitment plan subscribers (including Total Access); (ii) “End of Period Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching subscribers; and (iii) “End of Period Subscribers” is the sum of End of Period Meeting Subscribers and End of Period Online Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q2 2018 Variance
	Q2 2018			Q2 2017	2018	2018 Constant Currency
	GAAP	Currency Adjustment	Constant Currency	GAAP	vs 2017	vs 2017
Selected Financial Data
Consolidated Company Revenues	$409.7	$(8.0)	$401.8	$341.7	19.9%	17.6%
Consolidated Meeting Fees (1)	$192.7	$(3.2)	$189.6	$175.0	10.1%	8.3%
Consolidated Online Subscription Revenues (2)	$151.0	$(3.3)	$147.7	$108.0	39.8%	36.8%
Consolidated Service Revenues (3)	$343.7	$(6.5)	$337.3	$283.0	21.5%	19.2%
Consolidated Product Sales and Other (4)	$66.0	$(1.5)	$64.5	$58.7	12.5%	10.0%
North America
Meeting Fees (1)	$142.8	$(0.4)	$142.4	$129.7	10.1%	9.8%
Online Subscription Revenues (2)	$101.1	$(0.3)	$100.8	$73.5	37.5%	37.1%
Service Revenues (3)	$243.9	$(0.7)	$243.2	$203.2	20.0%	19.7%
Product Sales and Other (4)	$40.7	$(0.1)	$40.6	$35.8	13.6%	13.4%
Total Revenues	$284.5	$(0.8)	$283.7	$239.0	19.1%	18.7%
CE
Meeting Fees (1)	$29.4	$(2.0)	$27.4	$24.8	18.6%	10.6%
Online Subscription Revenues (2)	$39.3	$(2.6)	$36.7	$25.7	53.1%	42.9%
Service Revenues (3)	$68.7	$(4.6)	$64.2	$50.5	36.1%	27.1%
Product Sales and Other (4)	$12.8	$(0.9)	$11.9	$11.0	16.8%	8.6%
Total Revenues	$81.6	$(5.5)	$76.1	$61.5	32.7%	23.8%
UK
Meeting Fees (1)	$14.6	$(0.9)	$13.7	$14.0	3.7%	(2.4%)
Online Subscription Revenues (2)	$7.0	$(0.4)	$6.5	$5.7	21.1%	13.8%
Service Revenues (3)	$21.5	$(1.3)	$20.2	$19.8	8.8%	2.3%
Product Sales and Other (4)	$7.7	$(0.5)	$7.2	$6.7	15.6%	8.6%
Total Revenues	$29.2	$(1.8)	$27.5	$26.4	10.5%	3.9%
Other (5)
Meeting Fees (1)	$6.0	$0.1	$6.1	$6.5	(8.0%)	(6.6%)
Online Subscription Revenues (2)	$3.6	$0.0	$3.6	$3.0	20.1%	20.3%
Service Revenues (3)	$9.6	$0.1	$9.7	$9.5	0.9%	1.9%
Product Sales and Other (4)	$4.8	$(0.0)	$4.8	$5.2	(8.1%)	(8.6%)
Total Revenues	$14.4	$0.1	$14.5	$14.7	(2.3%)	(1.8%)

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)

“Product Sales” are sales of products to members in meetings and online, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					First Half 2018 Variance
	First Half 2018			First Half 2017	2018	2018 Constant Currency
	GAAP	Currency Adjustment	Constant Currency	GAAP	vs 2017	vs 2017
Selected Financial Data
Consolidated Company Revenues	$818.0	$(22.8)	$795.1	$670.7	22.0%	18.5%
Consolidated Meeting Fees (1)	$382.8	$(8.9)	$373.9	$339.4	12.8%	10.2%
Consolidated Online Subscription Revenues (2)	$289.6	$(9.0)	$280.6	$205.1	41.2%	36.8%
Consolidated Service Revenues (3)	$672.4	$(17.9)	$654.5	$544.5	23.5%	20.2%
Consolidated Product Sales and Other (4)	$145.6	$(4.9)	$140.7	$126.3	15.3%	11.4%
North America
Meeting Fees (1)	$282.9	$(0.9)	$282.1	$253.7	11.5%	11.2%
Online Subscription Revenues (2)	$193.3	$(0.6)	$192.7	$141.7	36.5%	36.0%
Service Revenues (3)	$476.3	$(1.5)	$474.8	$395.3	20.5%	20.1%
Product Sales and Other (4)	$87.5	$(0.2)	$87.3	$76.4	14.5%	14.2%
Total Revenues	$563.7	$(1.7)	$562.1	$471.7	19.5%	19.2%
CE
Meeting Fees (1)	$58.5	$(5.6)	$52.9	$46.8	25.1%	13.1%
Online Subscription Revenues (2)	$75.5	$(7.2)	$68.3	$47.2	59.8%	44.6%
Service Revenues (3)	$134.0	$(12.8)	$121.2	$94.0	42.5%	29.0%
Product Sales and Other (4)	$30.1	$(3.1)	$27.1	$24.9	21.0%	8.6%
Total Revenues	$164.1	$(15.8)	$148.3	$118.9	38.0%	24.7%
UK
Meeting Fees (1)	$28.9	$(2.4)	$26.5	$26.1	10.7%	1.3%
Online Subscription Revenues (2)	$13.5	$(1.1)	$12.4	$10.2	32.5%	21.4%
Service Revenues (3)	$42.5	$(3.6)	$38.9	$36.3	16.8%	7.0%
Product Sales and Other (4)	$17.0	$(1.5)	$15.5	$14.1	20.9%	10.3%
Total Revenues	$59.5	$(5.1)	$54.4	$50.4	18.0%	7.9%
Other (5)
Meeting Fees (1)	$12.5	$(0.0)	$12.5	$12.8	(2.2%)	(2.6%)
Online Subscription Revenues (2)	$7.2	$(0.1)	$7.1	$6.0	20.1%	18.5%
Service Revenues (3)	$19.7	$(0.1)	$19.6	$18.8	4.9%	4.2%
Product Sales and Other (4)	$10.9	$(0.1)	$10.8	$10.9	0.5%	(0.8%)
Total Revenues	$30.6	$(0.3)	$30.3	$29.6	3.3%	2.4%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)

“Product Sales” are sales of products to members in meetings and online, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s websites and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.

(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q2 2018 Variance
	Q2 2018			Q2 2017	2018	2018 Constant Currency
	GAAP	Currency Adjustment	Constant Currency	GAAP	vs 2017	vs 2017
Selected Financial Data
Gross Profit	$244.8	$(5.2)	$239.6	$189.0	29.5%	26.8%
Gross Margin	59.7%		59.6%	55.3%
Selling, General and Administrative Expenses	$61.7	$(0.7)	$61.0	$50.8	21.3%	20.0%
Operating Income	$127.7	$(2.9)	$124.8	$96.2	32.7%	29.7%
Operating Income Margin	31.2%		31.1%	28.2%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					First Half 2018 Variance
	First Half 2018			First Half 2017	2018	2018 Constant Currency
	GAAP	Currency Adjustment	Constant Currency	GAAP	vs 2017	vs 2017
Selected Financial Data
Gross Profit	$465.8	$(13.7)	$452.1	$353.1	31.9%	28.0%
Gross Margin	56.9%		56.9%	52.6%
Selling, General and Administrative Expenses	$121.7	$(2.1)	$119.6	$98.3	23.8%	21.7%
Operating Income	$189.8	$(5.8)	$183.9	$126.4	50.1%	45.5%
Operating Income Margin	23.2%		23.1%	18.9%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS)

UNAUDITED

	Three Months Ended		Six Months Ended
	June 30, 2018	July 1, 2017	June 30, 2018	July 1, 2017
Net Income	$70.7	$45.2	$109.8	$55.8
Interest	35.9	27.1	71.7	55.2
Taxes	19.8	26.0	7.2	16.9
Depreciation and Amortization	10.6	12.7	21.8	25.6
Stock-based Compensation	5.3	2.5	9.7	4.8

EBITDAS	$142.3	$113.4	$220.2	$158.3

Note: Totals may not sum due to rounding.